EVERGREEN VARIABLE ANNUITY TRUST




   Evergreen VA Blue Chip Fund
   Evergreen VA Omega Fund




   Prospectus, May 1, 2000
                                                       [LOGO OF EVERGREEN FUNDS]

   The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS


FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks.....................................................   2

Evergreen VA Blue Chip Fund................................................   4

Evergreen VA Omega Fund (formerly Evergreen VA Aggressive Growth Fund).....   6



GENERAL INFORMATION:

The Funds' Investment Advisors.............................................   6

The Funds' Portfolio Managers..............................................   6

Calculating the Share Price................................................   6

Participating Insurance Companies..........................................   6

How to Buy and Redeem Shares...............................................   7

Other Services.............................................................   7

The Tax Consequences of Investing in the Funds.............................   7

Fees and Expenses of the Funds.............................................   7

Financial Highlights.......................................................   9

Other Fund Practices.......................................................  10

In general, Funds included in this prospectus provide investors with a selection of investment alternatives which seek to provide capital growth, income and diversification. Shares of the Funds are sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. For further information about these contracts and policies, please see the separate prospectuses issued by the participating life insurance companies.


 Fund Summaries Key
 Each Fund's summary is organized around the following basic topics and questions:

    INVESTMENT GOAL
    What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

    INVESTMENT STRATEGY
    How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

    RISK FACTORS
    What are the specific risks for an investor in the Fund?

    PERFORMANCE
    How well has the Fund performed in the past year? The past five years? The past ten years?

                             OVERVIEW OF FUND RISKS

                             Variable Annuity Funds


Shares of the Funds are sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. For more information about these Funds and the other variable annuity funds offered by Evergreen, please call 1-800-847-5397.

Following this overview, you will find information on each Variable Annuity Fund's specific investment strategies and risks.
 ................................................................................

 Risk Factors For All Mutual Funds
 Please remember that mutual fund shares are:
 . not guaranteed to achieve their
   investment goal
 . not a deposit with a bank
 . not insured, endorsed or guaranteed
   by the FDIC or any government agency
 . subject to investment risks,
   including possible loss of your
   original investment.

 Like most investments, your investment
 in a Fund could fluctuate
 significantly in value over time and
 could result in a loss of money.

Following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Stock Market Risk
Your investment in a Fund that invests in stocks will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, securities tend to decline in value. Such events also could cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on your investment would likely decline. Even if general economic conditions do not change, your investment may decline in value if particular industries, issuers or sectors your Fund invests in do not perform well.

Market Capitalization Risk
Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

Investment Style Risk
Stocks with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors. Value oriented funds will typically underperform when growth investing is in favor.

VARIABLE ANNUITY FUNDS

                                   EVERGREEN

                               VA Blue Chip Fund


 FUND FACTS:

 Goal:
 . Capital Growth

 Principal Investment:
 . Large-Cap U.S. Common Stocks

 Investment Advisor:
 . Evergreen Investment Management Company

 Portfolio Manager:
 . Judith A. Warners

 NASDAQ Symbol:
 . None

 Dividend Payment Schedule:
 . Annually

 ................................................................................

   INVESTMENT GOAL

The Fund seeks capital growth with the potential for income.

   INVESTMENT STRATEGY

The Fund invests primarily in common stocks of well-established, large U.S. companies with a long history of performance, typically recognizable names representing a broad range of industries. To provide balance, the Fund also invests in quality medium-sized companies. The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value and growth-oriented equity securities. "Value" securities are securities that the Fund's portfolio manager believes are undervalued. The portfolio manager looks for factors that could trigger a rise in price such as new products or markets or positive changes in corporate structure or market perception. "Growth" securities are securities of companies that the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth. Buy and sell decisions are based primarily on fundamental analysis to identify companies with leading positions within their industry, solid management groups and strategies, and a trend of stable or accelerating profits.

The Fund intends to sell a portfolio investment when the value of the investment reaches or exceeds its estimated fair value, when the issuer's investment fundamentals begin to deteriorate, when the investment no longer appears to meet the Fund's investment objective, when the Fund must meet redemptions, or for other investment reasons which the investment advisor deems necessary.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

 . Stock Market Risk
 . Market Capitalization Risk
 . Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

VARIABLE ANNUITY FUNDS

                                   EVERGREEN


   PERFORMANCE

Since the Fund did not commence operations until April 28, 2000, total return information is not yet available.

   EXPENSES

This section describes the estimated fees and expenses you would pay if you bought and held shares of the Fund. The Fund does not assess any fees upon purchase or redemption. However, surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees are described in the prospectus of such contracts or policies.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                                                                                              Total Fund
              Management                   12b-1                    Other                     Operating
                 Fee                       Fees                    Expenses                   Expenses++
                0.61%                      0.00%                    0.65%                       1.26%

+Estimated for the fiscal year ending 12/31/2000.
++From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. Including fee waivers and expense reimbursements, Total Fund Operating Expenses are estimated to be 1.00%.

The table below shows the total expenses you would pay on a $10,000 investment over one- and three-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

  After:
  1 year                                                                $128
  3 years                                                               $400

                                                          VARIABLE ANNUITY FUNDS

                                   EVERGREEN

                                 VA Omega Fund


 FUND FACTS:

 Goal:
 . Long-Term Capital Growth

 Principal Investments:
 . U.S. Common Stocks of All Market Caps

 Investment Advisor:
 . Evergreen Investment Management Company

 Portfolio Manager:
 . Maureen E. Cullinane, CFA

 NASDAQ Symbol:
 . None

 Dividend Payment Schedule:
 . Annually

 ................................................................................

   INVESTMENT GOAL

The Fund seeks long-term capital growth.

   INVESTMENT STRATEGY

The Fund invests primarily in common stocks of U.S. companies across all market capitalizations. The Fund's portfolio manager employs a growth style of equity management. "Growth" stocks are stocks of companies that the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth. The portfolio manager's active style of portfolio management may lead to high portfolio turnover, but that will not limit the portfolio manager's investment decisions.

The Fund intends to sell a portfolio investment when the value of the investment reaches or exceeds its estimated fair value, when the issuer's investment fundamentals begin to deteriorate, when the investment no longer appears to meet the Fund's investment objective, when the Fund must meet redemptions, or for other investment reasons which the investment advisor deems necessary.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

 .Stock Market Risk
 .Market Capitalization Risk
 .Investment Style Risk


For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

VARIABLE ANNUITY FUNDS

                                   EVERGREEN


   PERFORMANCE

The following charts show how the Fund has performed in the past. Returns reflect reinvestment of all dividends and distributions and fees, but do not reflect contract or policy charges assessed by participating insurance companies. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for the Fund in each calendar year since its inception on 3/6/1997. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. Separate account fees charged by participating insurance companies are not reflected in this chart. If these fees were reflected, returns would be less than those shown.

Year-by-Year Total Return (%)


                                    [GRAPH]

      1990   1991   1992   1993   1994   1995    1996  1997   1998   1999

                                                              22.25  47.24


Best Quarter:  4th Quarter 1999 +29.99%
Worst Quarter: 3rd Quarter 1998 -10.67%

The next table lists the Fund's average annual total return over the past year and since inception (through 12/31/1999). This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000 Growth Index, which is an unmanaged, market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)

                                                                         Performance
                         Inception                                          Since
                           Date        1 year     5 year     10 year      3/6/1997

  Fund                   3/6/1997      47.24%      N/A         N/A         27.80%

  Russell 1000 Growth                  33.16%      N/A         N/A         33.39%

   EXPENSES

This section describes the estimated fees and expenses you would pay if you bought and held shares of the Fund. The Fund does not assess any fees upon purchase or redemption. However, surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees are described in the prospectus of such contracts or policies.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                                                                                          Total Fund
  Management               12b-1                          Other                           Operating
     Fee                   Fees                          Expenses                          Expenses

    0.52%                  0.00%                          0.44%                             0.96%

+Restated for the fiscal year ended 12/31/1999 to reflect current fees.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

  After:
  1 year                                                                   $98
  3 years                                                                 $306
  5 years                                                                 $531
  10 years                                                              $1,178

                                                          VARIABLE ANNUITY FUNDS

                                   EVERGREEN


THE FUNDS' INVESTMENT ADVISORS

The investment advisor manages a Fund's investments and supervises its daily business affairs. There is one investment advisors for the Evergreen
Variable Annuity Funds in this prospectus. All investment advisors for the Evergreen Funds are subsidiaries of First Union Corporation, the sixth largest bank holding company in the United States, with over $253 billion in consolidated assets as of 3/31/2000. First Union Corporation is located at 301 South College Street, Charlotte, North Carolina 28288-0013.


Evergreen Investment Management Company (EIMC) is the investment advisor to:
 .VA Blue Chip Fund
 .VA Omega Fund

EIMC has been managing mutual funds and private accounts since 1932 and currently manages over $12.7 billion in investment assets for 31 of the Evergreen Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.



Under the terms of the investment advisory agreement, each Fund's investment advisor is entitled to receive a fee as a percentage of the Fund's average daily net assets. Each Fund's effective advisory fee rates for the fiscal year ended December 31, 1999 is set forth below.

                                   EVERGREEN


                                                            Effective Rate for
                                                            Advisory Services
                                                               For the Year
                                                             Ended 12/31/1999
  VA Blue Chip Fund*                                                N/A

  VA Omega Fund+                                                  0.60%


*The Fund commenced operations on April 28, 2000.

+The investment advisor changed on April 1, 1999 from EIM to EIMC; however, the contractual advisory fee rate did not change.

 THE FUNDS' PORTFOLIO MANAGERS

VA Blue Chip Fund
Judith A. Warners has managed the Fund since April 2000. Ms. Warners, a Vice President and portfolio manager since January 1995, joined EIMC as an analyst in 1981.

VA Omega Fund
Maureen E. Cullinane, CFA, has managed the Fund since April 1999. Ms. Cullinane has been a Vice President and portfolio manager at EIMC since September 1987 and became a Senior Vice President and Senior Portfolio Manager in March 1997. She has been employed by EIMC and its predecessor since 1974. Ms. Cullinane has been the portfolio manager of the Evergreen Omega Fund since April 1989.


CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated on each day the New York Stock Exchange is open, at 4 p.m. Eastern time or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The price per share for a Fund purchase or the amount received for a Fund redemption is based on the next price calculated after the order is received and all required information is provided.

Certain Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund may change on days when investors will not be able to purchase or redeem the Fund's shares.

PARTICIPATING INSURANCE COMPANIES

The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Funds do not currently foresee any disadvantages to the holders of the contracts or policies arising from the fact that the interests of holders of those contracts or policies may differ due to the difference of tax treatment and other considerations. Nevertheless, the Board of Trustees has established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. The Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

HOW TO BUY AND REDEEM SHARES

Investors may not purchase or redeem shares of the Funds directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Investors should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies and how to redeem funds or change investment options.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount

VARIABLE ANNUITY FUNDS

                                   EVERGREEN


of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts or variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to the contracts or policies.

Timing of Proceeds
Normally, we will send redemption proceeds on the next business day after we receive a request; however, we reserve the right to wait up to seven business days to redeem any investments.

OTHER SERVICES

Automatic Reinvestment of Dividends
For the convenience of investors, all dividends and capital gains are distributed to the separate accounts of participating insurance companies and are automatically reinvested, unless requested otherwise.

THE TAX CONSEQUENCES OF INVESTING IN THE FUNDS

Fund Distributions
Each Fund passes along the net income or profits it receives from its investments. The Evergreen Variable Annuity Funds expect that any distributions to separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

 . Dividends. The Fund pays a yearly dividend from the dividends, interest and other income on the securities in which it invests.

 . Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. Evergreen Variable Annuity Funds generally distribute capital gains, if any, at least once a year.

For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. Depending on the variable annuity contract or variable life insurance policies, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

FEES AND EXPENSES OF THE FUNDS

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee
The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses and, in certain instances, sub-advisory fees.

Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses
The total cost of running a Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results. Because these fees are "invisible," investors should examine them closely, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: 1) your total return in the Fund is reduced in direct proportion to the fees; 2) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.0%; and 3) a Fund's investment advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

                                                          VARIABLE ANNUITY FUNDS

                                   EVERGREEN
                             Variable Annuity Trust


FINANCIAL HIGHLIGHTS
This section looks in detail at the results for one share in the Fund -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The table for the Fund has been derived from financial information audited by KPMG LLP, the Fund's independent auditors. For a more complete picture of the Fund's financial statements, please see the Fund's Annual Report as well as the Statement of Additional Information.


                                                   Year Ended December 31,
                                                 -----------------------------
                                                 1999 #    1998 #   1997 (a) #
 VA OMEGA FUND
 Net asset value, beginning of period            $ 13.57   $11.10     $10.00
                                                 -------   ------     ------
 Income from investment operations
 Net investment loss                               (0.06)   (0.04)     (0.06)
 Net realized and unrealized gains on securities    6.47     2.51       1.16
                                                 -------   ------     ------
 Total from investment operations                   6.41     2.47       1.10
                                                 -------   ------     ------
 Net asset value, end of period                  $ 19.98   $13.57     $11.10
                                                 -------   ------     ------
 Total return*                                     47.24%   22.25%     11.00%
 Ratios and supplemental data
 Net assets, end of period (thousands)           $24,176   $4,039     $1,868
 Ratios to average net assets
  Expenses**                                        0.96%    1.02%      1.06%+
  Net investment loss                              (0.35%)  (0.33%)    (0.74%)+
 Portfolio turnover rate                             120%      49%        39%


(a) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.

* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.


                                                          VARIABLE ANNUITY FUNDS

                                   EVERGREEN


OTHER FUND PRACTICES

The Funds may invest in futures and options which are forms of derivatives. Such practices are used to hedge a Fund's portfolio, to protect against changes in interest rates, to adjust a portfolio's duration, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility. The VA Equity Index Fund may also use options and futures as a substitute for the sale or purchase of securities in the S&P 500 Index.


The Funds may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Borrowing is a form of leverage, that may magnify a Fund's gain or loss. When a Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses.

The Funds may lend their securities. Lending securities may cause the Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

While not principal investment strategy, the VA Blue Chip Fund and VA Omega Fund may each invest up to 25% (however each Fund's current intention is to invest no more than 10% and 15%, respectively) of its assets, respectively, in foreign securities.


If a Fund invests in foreign securities, which may include foreign currency transactions, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although the Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, the Fund could lose money if it fails to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if a Fund is incorrect in its judgement of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.


Generally, the portfolio manager of VA Omega Fund does not take portfolio turnover into account in making investment decisions. This means a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in the Fund realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.



 Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Funds, including risks.

VARIABLE ANNUITY FUNDS

                                   EVERGREEN

                                     Notes
                                                          VARIABLE ANNUITY FUNDS

                                   EVERGREEN

                                Evergreen Funds


Money Market
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund
U.S. Government Money Market Fund

Tax Advantaged
Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
High Grade Municipal Bond Fund
Maryland Municipal Bond Fund
Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
Short-Intermediate Municipal Fund
South Carolina Municipal Bond Fund
Tax-Free High Income Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Diversified Bond Fund
High Income Fund
High Yield Bond Fund
Intermediate Term Bond Fund
Short Duration Income Fund
Strategic Income Fund
U.S. Government Fund

Balanced
Balanced Fund
Capital Balanced Fund
Foundation Fund
Tax Strategic Foundation Fund

Growth & Income
Blue Chip Fund
Equity Income Fund
Growth and Income Fund
Income and Growth Fund
Select Equity Index Fund
Small Cap Value Fund
Utility Fund
Value Fund

Domestic Growth
Aggressive Growth Fund
Capital Growth Fund
Evergreen Fund
Growth Fund
Masters Fund
Omega Fund
Select Special Equity Fund
Small Company Growth Fund
Stock Selector Fund
Strategic Growth Fund
Tax Strategic Equity Fund

Global International
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund
Precious Metals Fund

Variable Annuity
VA Blue Chip Fund
VA Capital Growth Fund
VA Equity Index Fund
VA Fund
VA Foundation Fund
VA Global Leaders Fund
VA Growth and Income Fund
VA Growth Fund
VA High Income Fund
VA International Growth Fund
VA Masters Fund
VA Omega Fund
VA Perpetual International Fund
VA Small Cap Value Fund
VA Special Equity Fund
VA Strategic Income Fund

www.evergreen-funds.com

VARIABLE ANNUITY FUNDS

                             QUICK REFERENCE GUIDE

1  Information Line for Hearing and Speech Impaired (TTY/TDD)
    Call 1-800-343-2888
    Each business day, 8 a.m. to 6 p.m. Eastern time

2  Write us a letter
    Evergreen Service Company
    P.O. Box 2121
    Boston, MA 02106-9970
    . for general correspondence

3  For express, registered or certified mail:
    Evergreen Service Company
    200 Berkeley Street
    Boston, MA 02116-5034

4  Visit us on-line:
    www.evergreen-funds.com

    For More Information About the Evergreen Variable Annuity Funds, Ask for:

    The Funds' most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of the Fund's holdings as of a specific date, as well as commentary from the Fund's portfolio manager. This Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

    The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

    For questions, other information, or to request a copy, without charge, of any of the documents, call 1-800-847-5397 or ask your investment representative. We will mail material within three business days.

    Information about these Funds (including the SAI) is also available on the SEC's Internet web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington DC 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call the SEC at 1-202-942-8090.


90609                                                    Sec File No.: 811-8716
                                                                537769 RV6


[LOGO OF EVERGREEN FUNDS]

401 South Tryon Street                                     --------------
Charlotte, NC 28288                                           PRSRT STD
                                                            U.S. POSTAGE
                                                                PAID
                                                             HUDSON, MA
                                                            PERMIT NO 19
                                                          --------------